Applied Peptelligence


A leader in the design, delivery,
manufacture and development of
PEPTIDE-BASED
THERAPEUTICS

Rodman & Renshaw Presentation

September 14, 2010

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

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The New Unigene

Unigene is a leader in the design, drug delivery, manufacture and development of therapeutic peptides

↓

The New Unigene is embarking on a strategic realignment to increase near-term revenues, maximize shareholder value and diversify risk

Peptides Are a Rapidly Growing Therapeutic Class


50
45
40
35
30
25
20
15
10
5
0
First approval year, any country
First US approval year
47
25
1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
2010

*Withdrawn products not included

More than 50 peptide-based therapeutics have reached the market

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

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Over 130 Active Peptide Programs

- Increasing levels of peptide R&D over the past three decades
- Increasing number of peptide-based new chemical entities
- Increasing diversity of therapeutic areas for which peptides are being developed

Study of 334 development-stage peptides


Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

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New Leadership Laying the Foundation for Future Success

- New leadership in place with substantial business development, asset management and operational experience
- Restructured debt, providing additional capital infusion
- Refocused and enhanced organization to facilitate business development, business-to-business marketing and client/service orientation
- Completed situational analysis, competitive benchmarking and strategic planning to tightly align the company strengths with rapidly expanding opportunities
- Restructured and realigned the Company to implement a compelling new corporate strategy via two new highly focused strategic business units


Unigene
Unigene Therapeutics
Unigene Biotechnologies
Pipeline of Novel Peptides
Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization
In-licensing
Satiety Peptides
Annexin Analogs
Proof-of-Concept
Oral PTH – GSK
Oral Calcitonin – Tarsa
Partner/Out-license
Fortical® – Upsher-Smith
Therapeutic Focus on Metabolic & Inflammatory Diseases
Portfolio of Proprietary Peptide Partnerships
Self Financing
Feasibility & Formulation
Peptelligence™
Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other
Unigene's Suite of Proprietary Peptide Technologies
Milestones & Royalties
Oral Calcitonin – Novartis
Peptides Requiring Non-Injectable Delivery or Large-Scale Expression


Unigene
Unigene Therapeutics
Unigene Biotechnologies
Pipeline of Novel Peptides
Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization
In-licensing
Satiety Peptides
Annexin Analogs
Proof-of-Concept
Oral PTH – GSK
Oral Calcitonin – Tarsa
Partner/Out-license
Fortical® – Upsher-Smith
High Risk
High Return
Portfolio of Proprietary Peptide Partnerships
Self Financing
Feasibility & Formulation
Peptelligence™
Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other
Unigene's Suite of Proprietary Peptide Technologies
Milestones & Royalties
Oral Calcitonin – Novartis
Near Term Cash from Service Fees
Longer Term Milestones/Royalties

Unigene Biotechnologies



Therapeutic Peptide Sector Has Faced Challenges in The Past

- Drug Delivery
  - Most approved therapeutic peptides require injection (e.g., insulin, exenatide, liraglutide, enfuvertide, and teriparatide)
  - Oral delivery is preferred for chronic indications
    - no natural peptide has yet been approved for oral delivery
    - oral delivery hampered by low absorption and peptide degradation in the gastrointestinal tract
- Manufacturing
  - Larger peptides (>30 amino acids) are more difficult and costly to produce via synthetic production methods
    - lower yields, higher impurity profiles and environmental concerns (e.g., use of organics)

Unigene Biotechnologies Can Overcome These Challenges

- Intellectual property and proprietary know-how represent a genuine distinctive competence and generate dominant competitive advantages
- Extensive patent portfolio covering oral, nasal and other non-injectable dosage forms, as well as high yield recombinant commercial scale production methods
- Unsurpassed proven peptide research and development expertise able to customize solutions for specific peptides

Key Success Factor: Establish Greater Industry Awareness Via Business-to-Business Marketing

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Unigene's Peptelligence™ Will Drive Business Development & Diversify Risk

- Delivering relatively large peptide molecules safely, effectively and efficiently requires Peptelligence™
  - state-of-the-art formulation expertise
  - cutting-edge patented drug delivery technologies
  - cost-effective, high-yield, scalable recombinant production capabilities

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Unigene's Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the duodenum
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



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Unigene's Oral Formulations Represent A Significant Competitive Advantage

Unigene's oral drug delivery technology provides comparable biologic response in post menopausal women (measured by the reduction in the blood marker CTx-1) as compared to a leading competitors' formulation containing four times as much peptide



Leading Competitor 800 µg sCT *
Unigene 200 µg sCT ǂ
CTx (percent baseline)
140
120
100
80
60
40
20
0
5
10
15
20
25
Hours Post Dosing

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
ǂ Unigene Phase 2 clinical trial data on file

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Technology Asset Advantages

Proprietary oral peptide delivery technology

•Permits passage through the stomach to the GI tract

•Increased bioavailability

•Better patient compliance

Proprietary nasal peptide delivery technology

•Rapid absorption

•Avoids hepatic first pass metabolism

•Non-invasive route of delivery

Proprietary *E. coli* manufacturing technology

•High yield and purity, , scalable and reproducible

• Post translational modification

Unigene Biotechnologies' platforms enable patient-friendly and cost-effective therapeutic alternatives

Late-Stage Novartis Program Continues to Advance

- Manufacturing license agreement with Novartis provides strong validation of Unigene's leading position in peptide production
  - Unigene eligible to receive up to $18.7 million in upfront and milestone payments (of which $13.7 million has been received to date), and royalties on Novartis' calcitonin-based product sales
- Novartis and Nordic Bioscience currently completing three Phase 3 trials of oral calcitonin for osteoporosis and osteoarthritis
  - target completion date for the first osteoarthritis trial is Q4, 2010

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases

	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Partnership
Fortical® (U.S.)						UPSHER-SMITH
Fortical® (ROW)						Multiple partnerships
Oral Calcitonin						TARSA
Oral PTH						gsk
Satiety Peptides						
Annexin Analogs						

Upsher-Smith Royalties on First Commercialized Product

- Fortical®, nasal calcitonin for treatment of postmenopausal osteoporosis
  - FDA approval and launch in 2005
  - favorable side effect profile
  - maintains >40% of nasal calcitonin market despite multiple substitutable products
- Unigene receives steady royalty stream and regular sales revenues from Upsher-Smith Laboratories, licensee of U.S. Fortical® rights
- Export opportunities from collaborating with regional partners in certain geographic markets


Fortical®
2200 IU/mL

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Tarsa Advancing Oral Calcitonin Program in Phase 3

- Established in 2009 to commercialize oral calcitonin for osteoporosis
  - owned by Unigene (25%) and syndicate of leading VC funds
  - Unigene will receive sales-related milestone payments and royalties
- Phase 3 "ORACAL" trial completed enrollment in Q1, 2010
  - Data Monitoring Board (DMB) since recommended trial proceed
  - based on progress to date, U.S. registration filing expected in 2011
- Potential to be the first oral calcitonin product to market
  - enteric coated tablets bypass stomach targeting duodenum, where unique formulation of excipients protects and drives peptide across intestinal wall

GSK PTH Partnership Extends Oral Delivery Technology to 2nd Compound

- GlaxoSmithKline PTH collaboration further validates Unigene's oral peptide delivery platform
  - GSK has worldwide rights for oral recombinant parathyroid hormone (PTH) analog
  - Unigene eligible to receive significant milestone payments and royalties
- Current status of program
  - two Phase 1 studies have been completed with oral PTH analog formulation
    - demonstrated therapeutic blood levels of intact, biologically active PTH
  - Phase 2 clinical study now in planning stage
    - protocol finalized with CMC and regulatory strategy in place

Promising, Early-Stage Satiety Program

- > 100 million US adults will be considered obese by 2018
  - obesity-related direct expenditures expected to account for >$300 billion in 2018 (>21% of the nation's direct health care spending)
- Lead compound, UGP281, potent anorexigenic peptide
  - demonstrated substantial decrease in food consumption and weight reduction in multiple *in vivo* preclinical models
  - better preclinical efficacy compared to other anorexigenic peptides currently in clinical trials
  - will incorporate Unigene's proprietary recombinant manufacturing and oral delivery technologies with strong safety/performance track-record
- Goal to achieve clinical proof of concept and then partner

Source: United Health Foundation, the American Public Health Association and Partnership for Prevention. (November 2009). *The Future Costs of Obesity: National and State Estimates of the Impact of Obesity on Direct Health Care Expenses.*

Second, Early-Stage Program Targeting Inflammatory Disease

- In-licensed proprietary Annexin 1 peptide analogs from Queen Mary College, University of London
  - potential applications in reperfusion injury, percutaneous coronary angiography, organ transplantation, chronic inflammatory conditions, and ophthalmic inflammation
    - exogenous Annexin 1 peptides have been shown to inhibit leukocyte recruitment in several *in vivo* preclinical models of rheumatoid arthritis, stroke and myocardial infarction
    - goal to partner pending clinical proof of concept
  - accelerated, low-cost/low-risk pathways to proof-of-concept and regulatory approval
    - ophthalmic indication may offer expedited route to market

What's New about the New Unigene

Status to Date	NEW UNIGENE
R&D expertise, drug delivery and manufacturing assets	Increase visibility of core ***Peptelligence™*** technologies and capabilities
Validation of key partnerships	Balance pipeline programs with expanded external relationships
Late-stage pipeline of novel therapeutics	Accelerate progress of lead programs and advance earlier-stage candidates
Leadership position in peptides	Drive commercialization of peptides to meet significant unmet medical needs

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Unigene Proposed Development Plan Through 2012

2010 (Q4)	Novartis expected to have completed first oral calcitonin study
2010 (Q4)	MOH approval of Fortical® in Israel and other Middle Eastern markets
2011 (Q3)	Tarsa expected to file for registration of oral calcitonin for osteoporosis
2011	Initiate proof-of-concept studies for satiety and Annexin 1 programs
2011-2012	Realize revenue from Tarsa agreement
2011-2012	Substantial awareness of Unigene's distinctive competencies in peptide formulation, drug delivery and manufacturing
2011-2012	MOH approval of Fortical® in Taiwan
2012	Goal is to have 5 or more revenue generating partnerships for Unigene Biotechnologies programs

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Applied Peptelligence



A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Rodman & Renshaw Presentation

September 14, 2010